UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  January 4, 2007

Matrix Service Company

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

001-15461	73-1352174
(Commission File Number)	(IRS Employer Identification No.)

10701 E. UTE. STREET, TULSA, OK	74116
(Address of Principal Executive Offices)	(Zip Code)

918-838-8822

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 4, 2007, Matrix Service Company (the “Company”) issued a press release announcing its financial results for the second quarter of fiscal year 2007. The full text of the press release is attached as Exhibit 99 to this Current Report on Form 8-K.

The information in this Item 2.02 and Exhibit 99 attached hereto is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On January 3, 2007, the Company’s Board of Directors appointed Michael J. Bradley, 51, to serve as a director of the Company, effective immediately. Mr. Bradley’s term on the Board will expire at the Company’s 2007 annual meeting of stockholders. Michael J. Hall, the Company’s former President and Chief Executive Officer, will remain Chairman of the Board.

Mr. Bradley has served as President and Chief Executive Officer of the Company since November 6, 2006. In connection with his employment by the Company, Mr. Bradley received an offer letter from Nancy E. Downs, Vice President, Human Resources, on behalf of the Board of Directors which communicated the Company’s intent that he be appointed to the Board of Directors.

Mr. Bradley will not be appointed to serve on any committee of the Board of Directors.

In Mr. Bradley’s capacity as President and Chief Executive Officer, he receives from the Company an annual base salary and other cash and equity compensation, as previously reported in the Company’s Current Report on Form 8-K filed on October 5, 2006, incorporated by reference herein. Mr. Bradley will not receive any additional compensation for serving on the Board since he is a full-time employee of the Company.

Item 9.01	Financial Statements and Exhibits.

The following exhibit is filed or furnished herewith:

Exhibit No.	Description

99	Press Release dated January 4, 2007, announcing financial results for the second quarter of fiscal year 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matrix Service Company

Dated: January 4, 2007	By:	/s/ George L. Austin
George L. Austin Chief Financial Officer and Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99	Press Release dated January 4, 2007, announcing financial results for the second quarter of fiscal year 2007.